UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2004

PINNACLE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-24784 (Commission File Number)	94-3003809 (I.R.S. Employer Identification No.)

280 North Bernardo Avenue, Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 526-1600

Not applicable

(Former name or former address, if changed since last report)

ITEM 5.	OTHER EVENTS

On March 1, 2004, Pinnacle Systems, Inc. issued a press release announcing that Patti S. Hart has joined Pinnacle as its President and Chief Executive Officer, and as Chairman of the Board of Directors, effective immediately. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release of Pinnacle Systems, Inc. dated March 1, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2004	PINNACLE SYSTEMS, INC.

	By:	/s/ Arthur D. Chadwick

Arthur D. Chadwick Vice President of Finance, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Pinnacle Systems, Inc. dated March 1, 2004